Exhibit 10.19

TRANSITION AGREEMENT AND RELEASE

This Transition Agreement and Release (“Agreement”) dated October 11, 2005, is made by and between Chris O’Meara (“Employee”) and TIBCO Software Inc. (the “Company”) (Employee and Company are jointly referred to as the “Parties”).

WHEREAS, the Employee signed an offer letter dated August 14, 1998 with attached exhibits, including an Employment Agreement dated August 18, 1998 (the “Employment Agreement”) and a Non-Disclosure/Assignment Agreement dated August 18, 1998 (the “NDA Agreement”) (collectively, the “Offer Letter”);

WHEREAS, the Employee entered into that Indemnification Agreement, dated as of June 1, 2004 (the “Indemnification Agreement”), with the Company;

WHEREAS, Employee is employed by the Company at-will as Executive Vice President and Chief Financial Officer (“CFO”);

WHEREAS, the Company and Employee have entered into certain stock option agreements, granting Employee the option to purchase shares of the Company’s common stock subject to the terms and conditions of the applicable Company Stock Plan and the Company’s form of written stock option agreement(s) (collectively, the “Stock Option Agreements”);

WHEREAS, the Parties are modifying and preparing to terminate their employment relationship;

WHEREAS, Employee shall no longer serve in the position of Executive Vice President and CFO, as of October 11, 2005;

WHEREAS, Employee’s employment with the Company is at will, shall remain at will, and either party may terminate the employment relationship with or without cause and with or without notice, but Employee’s employment with the Company will cease no later than October 10, 2006. The date of Employee’s actual termination of employment shall be the “Termination Date”;

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Employee may have against the Company, including, but not limited to, any and all claims arising or in any way related to Employee’s current employment with and future separation from the Company;

THUS, in consideration of the promises made herein, the Parties agree as follows:

1. Consideration.

(a) Up-Front Cash Payment. In consideration for executing this Agreement, the Company shall pay Employee the total amount of Five Thousand Dollars ($5,000) (the “Initial Payment”), less applicable withholding, in accordance with the Company’s regular payroll practices. This Initial Payment shall be made to Employee within five (5) business days after the Effective Date, as defined below.

(b) Continued Employment. Employee’s at-will employment with the Company shall not continue past the Termination Date, and can be terminated at any time prior to the Termination Date by either the Company or Employee (hereinafter referred to as the “Continued Employment Period”). The Company and Employee acknowledge and agree that as of the Effective Date, Employee’s title shall be Special Advisor to the Chief Executive Officer (“CEO”). The Company and Employee further acknowledge and agree that as Special Advisor, during the Continued Employment Period, Employee shall (i) earn a salary of Twenty-One Thousand, Six Hundred Dollars and Sixty-Six Cents ($21,666.66) per month, less applicable withholding (“Monthly Payments”) (Two Hundred Sixty Thousand Dollars ($260,000) annualized, less applicable withholding) paid in accordance with the Company’s regular payroll practices, (ii) be available to work 30 hours per week and (iii) perform such services as are directed by the Company’s CEO. For the avoidance of doubt, during the Continued Employment Period, Employee shall not be considered an individual subject to Section 16 reporting requirements as defined by the Securities and Exchange Commission with regard to his employment with the Company. In addition, during the Continued Employment Period, Employee may continue to use the Blackberry pager provided to him by the Company. Employee will be entitled to receive the normal, discretionary bonus for his position for the 2005 Fiscal Year as declared by the Board of Directors (“FY 2005 Bonus”), but in no event an amount less than the average (mean) amount paid to the other executive vice presidents covered under the TIBCO Executive Incentive Compensation Program for fiscal year 2005 (the “2005 EICP Plan”). If the FY 2005 Bonus becomes due under the terms of the 2005 EICP Plan, but payment for the other executive vice presidents covered under the 2005 EICP Plan is deferred to later than January 2006, then the Company shall pay Employee the amount of the bonus actually owed in accordance with the terms of the 2005 EICP Plan and the preceding sentence no later than January 31, 2006. Employee will not be entitled to any bonus for the 2006 Fiscal Year. If Employee accepts another position at another company or business or otherwise resigns prior to the Termination Date, then Employee shall notify the Company in writing immediately. Unless the Employee’s employment is terminated by the Company for “Cause” as defined in this Agreement, if the Employee resigns prior to October 10, 2006, the Company agrees that it shall pay to Employee an amount which (the “Early Termination Payment”), when combined with the Initial Payment and the Monthly Payments made prior to the Termination Date, will equal Two Hundred Sixty-Five Thousand Dollars (US$265,000), less applicable withholdings. In addition, if Employee’s employment is terminated by the Company other than for “Cause,” as defined in this Agreement, then (i) Employee shall be paid his FY 2005 Bonus (if not previously paid); (ii) until the earlier of October 10, 2006 and the date Employee obtains comparable medical insurance, the Company shall pay the monthly premiums for the Employee’s health and dental benefits under the Consolidated Omnibus Reconciliation Act of 1985, as amended (“COBRA”) provided that Employee enrolls in COBRA upon the Termination Date and is otherwise eligible for such benefits. Except as otherwise provided for in this Agreement, Employee shall not be entitled to continued salary payments under this section (but will be entitled to the Early Termination Payment unless the Company terminates Employee for Cause), benefits or stock option vesting after the Termination Date, if either the Company or Employee terminates Employee’s employment with the Company. The Early Termination Payment and any unpaid FY 2005 Bonus shall be made within ten (10) business days after the Termination Date.

(c) Definitions.

(i) For purposes of this Agreement, “Cause” shall mean (i) Employee engages in any material act of dishonesty, fraud or misrepresentation, or any violation of the

Company’s anti-harassment and discrimination policies; (ii) Employee’s violation of any federal, state or other law or regulation applicable to the Company’s business or violation of Company policies, as set forth in the Company’s Employee Handbook, designed to ensure compliance with a federal, state or other law or regulation applicable to the Company’s business; (iii) Employee’s material breach of any material provision of any confidentiality agreement or invention assignment agreement between Employee and the Company; (iv) Employee’s acknowledgement of the commission of, being convicted of, or entering a plea of guilty or nolo contendere to, any felony or misdemeanor involving moral turpitude; or (v) Employee’s failure to notify the Company that he has accepted a position during the Continued Employment Period with another company and/or Employee accepting a position during the Continued Employment Period, directly or indirectly, of providing services for a competitor of the Company (as defined below) while continuing to receive salary and other payments from the Company. In the event that the Company believes that Employee has committed an act or acts constituting “Cause” under subsections 1(b)(i) through (v) above, the Company shall provide specific written notice thereof to Employee describing the acts which constitute Cause, if such “Cause” is reasonably susceptible of being cured, and the termination of Employee’s employment therefore shall become effective fourteen (14) days after that notice, provided that it has not been cured by that date.

(ii) For purposes of this Agreement, a “competitor of the Company” shall be any one of the following companies, together with their successors and/or assigns: WebMethods Inc., Vitria Technology Inc., BEA Systems, SAP, the division(s) of Sun Microsystems into which SeeBeyond has been integrated, Sonic Software, Progress Software Corporation, the messaging software or infrastructure software departments of IBM Corporation or Microsoft Corporation; or the portal division of Oracle Corporation.

(d) Supplemental Severance. The Company agrees to offer Employee an additional lump sum payment of Ten Thousand Dollars ($10,000) less applicable withholdings (“Final Lump Sum”), in consideration for the execution by Employee of a Supplemental Severance Agreement and Release, the form of which is attached hereto as Exhibit A (the “Supplemental Agreement”).

(e) Aggregate Consideration. For the sake of clarity, except as set forth in Section 16 of this Agreement, the Company will not pay more than Two Hundred Seventy-Five Thousand Dollars ($275,000) less applicable withholdings, under the terms of this agreement for the Initial Payment, the Monthly Payments and the Final Lump Sum, inclusive of any applicable withholding or other taxes and payment reimbursements. The Final Lump Sum will therefore be reduced, as necessary, to offset any amount of prior overpayment to ensure no more than an aggregate consideration paid of Two Hundred Seventy-Five Thousand Dollars ($275,000) less applicable withholdings. Notwithstanding the foregoing, the Company will also pay Employee the FY 2005 Bonus in accordance with Section 1(b) of this Agreement, less applicable withholdings, as well as any applicable payments on Employee’s behalf pursuant to Section 1(b)(ii) of this Agreement.

2. Benefits. Except as set forth in Section 1(b)(ii) of this Agreement, Employee’s health insurance benefits shall cease on the Termination Date, subject to Employee’s right to continue his health insurance under COBRA. Employee’s participation in all other benefits and incidents of employment shall also cease on the Termination Date.

3. Stock. The vesting and exercise of any stock options shall continue to be subject to the terms and conditions of the Stock Option Agreements. For the avoidance of doubt, except for the next sentence, nothing in this Agreement shall impact Employee’s rights with respect to the exercise of his vested options after the Termination Date, as set forth in his Stock Option Agreements. Notwithstanding the foregoing, the remaining contents of this Agreement and the terms of the Stock Option Agreements, to the extent any vested options would otherwise be exercisable after December 31, 2006, such options shall terminate on December 31, 2006 after which they shall no longer be exercisable, and Employee hereby waives any such rights to and agrees that he shall not exercise any vested options after December 31, 2006.

4. Confidential Information. Employee shall continue to comply with the terms and conditions of the Employment Agreement and NDA Agreement between Employee and the Company, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and non-solicitation of Company employees. Employee shall return to the Company by the Termination Date or any earlier date at the written request of the Company, with reasonable notice, all of the Company’s property and confidential and proprietary information in his possession, with the exception of his laptop computer, which he will retain.

5. [THIS SECTION IS INTENTIONALLY LEFT BLANK.]

6. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its past and present administrators, managers, officers, directors, employees, investors, attorneys, stockholders, agents, employee benefit plans and their fiduciaries, subsidiaries, divisions, affiliates, and its predecessor and successor corporations, representatives and assigns (“the Releasees”). Employee hereby fully and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts or facts that have occurred up until and including the Effective Date including, without limitation:

(a) any and all claims relating to or arising from Employee’s employment relationship with the Company as of the Effective Date;

(b) subject to the last sentence of Section 3 of this Agreement, any and all claims relating to, or arising from, Employee’s right to purchase or actual purchase (if any) of shares of stock of the Company, including, without limitation, any claims for fraud; misrepresentation; breach of fiduciary duty; breach of duty under applicable state corporate law; and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; workers’ compensation; and disability benefits;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967; the Americans with Disabilities Act of 1990; the Fair Labor Standards Act; the Employee Retirement Income Security Act of 1974; the Fair Credit Reporting Act; the Worker Adjustment and Retraining Notification Act; the Older Workers Benefit Protection Act; the Family and Medical Leave Act; the California Family Rights Act; the California Fair Employment and Housing Act; the California Workers’ Compensation Act; and the California Labor Code, including, but not limited to, Labor Code Sections 1400-1408;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Agreement; and

(h) any and all claims for attorneys’ fees and costs, except as otherwise provided in Section 16 of this Agreement.

Employee acknowledges and agrees that any material breach by Employee of this paragraph 6 or of Employee’s obligations under paragraphs 4, 7, 8, 9, 11, 12 or 13 hereof or any material breach of any material provision of the NDA Agreement, shall constitute a material breach of this Agreement, and shall entitle the Company immediately to recover the consideration provided to Employee by this Agreement, except as provided by law.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement, the Indemnification Agreement, or the indemnification provisions of Delaware law.

7. Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that:

(a) he should consult with an attorney prior to executing this Agreement;

(b) he has twenty-one (21) days within which to consider this Agreement;

(c) he has seven (7) days following his execution of this Agreement to revoke the Agreement;

(d) this Agreement shall not be effective until the revocation period has expired; and

(e) nothing in this Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.

8. Civil Code Section 1542. Employee represents that he is not aware of any claim by him against any of the Releasees other than the claims that are released by this Agreement. Employee acknowledges that he has had the opportunity to be advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

9. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the Releasees. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the Releasees, except as necessary to enforce his rights under this Agreement.

10. Application for Employment. Employee understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company following the Termination Date and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees that he will not apply for employment with the Company once his employment has been terminated.

11. Mutual Confidentiality. The Parties acknowledge that their agreement to keep the contents of, terms and conditions of, and the consideration for this Agreement confidential was a material factor on which all parties relied in entering into this Agreement. Except as permitted herein, the Parties hereto agree to maintain in confidence the existence of this Agreement, the contents, terms and conditions of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as “Severance Information”). The Parties may also disclose, on a reasonable “need to know” basis the contents of, terms and conditions of, and the consideration for this Agreement (i) to immediate family, (ii) to legal and/or other professional advisors, or Company personnel necessary to implement the Agreement (as determined by the Company in its sole discretion), (iii) to enforce (or defend against asserted claims of) breaches of this Agreement, or (iv) as required by law (e.g., by subpoena or for tax disclosures) or pursuant to Court order. Except as to (iii) and (iv), such recipients of Severance Information shall also be informed of the confidentiality requirements contained herein. Each Party hereto otherwise agrees to take every reasonable precaution to prevent disclosure of any Severance Information to other third parties, and agrees that there will be no other publicity, directly or indirectly, concerning any Severance Information. In the event of a disclosure under Section 11(iv) above, no continuing obligation of confidentiality shall apply with respect to the information that was disclosed under Section 11(iv) above.

12. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Releasees, and any tortious interference with the contracts, relationships and prospective economic advantage of the Releasees. Company, its officers and the members of its board of directors agree to refrain from any defamation, libel or slander of Employee. Employee agrees that he shall direct all inquiries by potential future employers to the Company’s Human Resources Department for references from the Company. Upon inquiry, the Company shall only confirm the following: Employee’s positions held and dates of employment, compensation and any other information and/or documentation legally required to be disclosed. In addition, during and after the period of his employment, Employee agrees to make himself available to the Company and/or its counsel to assist or consult in any litigation, proceeding, investigation, or inquiry involving the Company. Employee further acknowledges that he will at all times provide complete and truthful testimony in any such matter.

13. No Cooperation. Employee agrees not to act in any manner that might damage the business of the Company. Employee further agrees that following the termination of his employment, he will not knowingly counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or court order to do so. Employee agrees to use diligent, reasonable and good faith efforts both to promptly notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or court order to the Company. After the termination of his employment, if approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that he cannot provide counsel or assistance.

14. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its reasonable costs and expenses, including the costs of mediation, arbitration, litigation,court fees, and reasonable attorneys’ fees incurred in connection with such an action.

15. No Admission of Liability. Employee understands and acknowledges that this Agreement constitutes a compromise and settlement of any and all potential disputed claims. No action taken by the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be: (a) an admission of the truth or falsity of any potential claims; or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.

16. Costs. The Company agrees to pay Employee’s attorney’s fees of up to $5,000 incurred in the negotiation of this Agreement. Such attorney’s fees shall be paid by the Company within fifteen (15) days of Employee’s provision to the Company of documentation substantiating such expenses

17. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

18. No Representations. Each Party represents that it has consulted with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. In entering into this Agreement, neither Party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

19. Severability. In the event that any provision, or any portion thereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby, and the parties shall substitute for the affected portion an enforceable provision which closest approximates the intent and effect thereof.

20. Entire Agreement. This Agreement, the attached Exhibits, the Employment Agreement, the NDA Agreement, the Indemnification Agreement and the Stock Option Agreements represent the entire agreement and understanding between the Company and Employee concerning the subject matter of this Agreement and Employee’s employment with and separation from Company and the events leading thereto and associated therewith, and supersede and replace any and all prior agreements and understandings between the Parties concerning the subject matter of this Agreement and Employee’s relationship with the Company.

21. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

22. No Oral Modification. This Agreement may only be amended in a writing signed by Employee and either the Executive Vice President, General Counsel & Secretary of the Company or the CEO.

23. Governing Law. This Agreement shall be construed, interpreted, governed, and enforced in accordance with California law, without regard to choice-of-law provisions. Both parties consent to personal and exclusive jurisdiction and venue in California.

24. Effective Date. This Agreement is effective after both parties have signed it and after seven (7) days have passed since Employee has signed the Agreement (the “Effective Date”). Each party has seven days after that party signs the Agreement to revoke it. Revocation must be made in writing delivered no later than seven days after execution, and if by employee, must be delivered to the Executive Vice President, General Counsel & Secretary for the Company.

25. Counterparts; Facsimile. This Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. A signature shall be treated as a fully enforceable signature hereto upon receipt by facsimile or mail by the other Party.

26. Arbitration. The parties agree that any and all disputes arising out of the terms of this Agreement, their interpretation, and any of the matters herein released, shall be subject to arbitration in Santa Clara County before the American Arbitration Association, under its National Rules for the Resolution of Employment Disputes and California law. The arbitrator may grant injunctions and other relief in such disputes. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. The parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury.

27. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments provided to Employee or made on his behalf under the terms of this Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the payments made hereunder by the Company and any penalties or assessments thereon (subject to crediting of any withholding done by the Company). Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of: (a) Employee’s failure to pay or the Company’s failure to withhold (provided that if the Company’s failure to withhold is due to the Company’s negligence, Employee’s liability to the Company shall be limited to the original amount of tax withholding and Employee shall not be responsible for any other amounts, including any penalties or interest assessed against the Company solely for such negligent failure to withhold), or Employee’s delayed payment of, federal or state taxes; or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs. Notwithstanding the foregoing, the Company agrees to notify Employee if it believes that any payment to be made pursuant to this Agreement or any of Employee’s stock options will or may subject Employee to taxation under Section 409A and will take reasonable steps, in consultation with Employee, to minimize the possibility that any payments made under this Agreement or any of Employee’s stock options are subject to Section 409A.

28. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains; and

(d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

TIBCO SOFTWARE INC.

Dated:	11/30/2005	By:	/s/ William R. Hughes
William R. Hughes
EVP, General Counsel & Secretary

CHRIS O’MEARA, an individual

Dated:	11/30/2005		/s/ Chris O’Meara
Chris O’Meara

EXHIBIT A

SUPPLEMENTAL RELEASE

This Supplemental Release (“Supplemental Agreement”) is made by and between Chris O’Meara (“Employee”) and TIBCO Software Inc. (the “Company”) (Employee and Company jointly referred to as the “Parties”). Capitalized terms not defined in this Supplemental Agreement shall have the meaning ascribed to them in the Transition Agreement (defined below).

WHEREAS, Employee was employed by the Company;

WHEREAS, Employee and the Company entered into a Transition and Release Agreement dated as of [                                      ] (the “Transition Agreement”);

WHEREAS, Employee’s employment with the Company ceased on [                                      ] (the “Termination Date”);

WHEREAS, as a condition precedent to the provision of certain consideration under the Transition Agreement and this Supplemental Agreement, the Parties agreed in the Transition Agreement to resolve, following the Termination Date, any and all disputes, claims, complaints, grievances, charges, actions, petitions and demands that the Employee may have against the Company, including, but not limited to, any and all claims arising or in any way related to Employee’s employment with the Company;

THUS, in consideration of the promises made herein and in the Transition Agreement, the Parties agree as follows:

1. Consideration. The Company shall pay Employee the total amount of Ten Thousand Dollars ($10,000), less applicable withholding, in accordance with the Company’s regular payroll practices. This payment shall be made to Employee within five (5) business days after the Effective Date of this Supplemental Agreement, as defined below.

2. Benefits. Employee’s benefits ceased on the Termination Date, subject to Employee’s right to continue his health insurance under COBRA.

3. Stock. The Parties agree that for the purpose of determining the number of shares of the Company’s common stock that Employee is entitled to purchase from the Company, pursuant to the exercise of outstanding options, the Employee will be considered to have vested only up to the Termination Date. Employee acknowledges that as of the Termination Date, Employee has vested in and may exercise                  shares subject to the Company’s stock options and no more. The exercise of Employee’s vested stock options, if any, shall continue to be governed by the terms and conditions of the Stock Option Agreements. For the avoidance of doubt, nothing in this Supplemental Agreement, except for the next sentence, shall impact Employee’s rights with respect to the exercise of his vested options after the Termination Date, as set forth in his Stock Option Agreements. Notwithstanding the foregoing, the remaining contents of this Agreement and the terms of the Stock Option Agreements, to the extent any vested options would otherwise be exercisable after December 31, 2006, such options shall terminate on December 31, 2006 after which they shall no longer be exercisable, and Employee hereby waives any such rights to and agrees that he shall not exercise any vested options after December 31, 2006.

4. Confidential Information. Employee shall continue to comply with the terms and conditions of the Employment Agreement and NDA Agreement between Employee and the Company, specifically including the provisions therein regarding nondisclosure of the Company’s trade secrets and confidential and proprietary information, and non-solicitation of Company employees. Employee shall return to the Company, by the Effective Date of this Supplemental Agreement, all of the Company’s property and confidential and proprietary information in his possession, with the exception of his laptop, which he will retain. By signing this Supplemental Agreement, Employee declares under penalty of perjury that he has returned all documents and other items provided to Employee by the Company, developed or obtained by Employee as a result of his employment with the Company, or otherwise belonging to the Company, with the exception of the aforementioned laptop computer.

5. Payment of Salary. Employee acknowledges and represents that as of the Effective Date of this Supplemental Agreement that the Company has paid all salary, wages, bonuses, accrued vacation, commissions, distributions, interest, equity, severance, fees, penalties and any and all other benefits and compensation due to Employee.

6. Release of Claims. Employee agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Employee by the Company and its past and present administrators, managers, officers, directors, employees, investors, attorneys, stockholders, agents, employee benefit plans and their fiduciaries, subsidiaries, divisions, affiliates, and its predecessor and successor corporations, representatives and assigns (“the Releasees”). Employee hereby fully and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute or pursue, any claim, complaint, charge, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Employee may possess against any of the Releasees arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Supplemental Agreement including, without limitation:

(a) any and all claims relating to or arising from Employee’s employment relationship with the Company and the termination of that relationship;

(b) subject to the last sentence of Section 3 of this Agreement, any and all claims relating to, or arising from, Employee’s right to purchase or actual purchase (if any) of shares of stock of the Company, including, without limitation, any claims for fraud; misrepresentation; breach of fiduciary duty; breach of duty under applicable state corporate law; and securities fraud under any state or federal law;

(c) any and all claims under the law of any jurisdiction including, but not limited to, wrongful discharge of employment; constructive discharge from employment; termination in violation of public policy; discrimination; harassment; retaliation; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; conversion; workers’ compensation; and disability benefits;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964; the Civil Rights Act of 1991; the Age Discrimination in Employment Act of 1967; the Americans with Disabilities Act of 1990; the Fair Labor Standards Act; the Employee Retirement Income Security Act of 1974; the Fair Credit Reporting Act; the Worker Adjustment and Retraining Notification Act; the Older Workers Benefit Protection Act; the Family and Medical Leave Act; the California Family Rights Act; the California Fair Employment and Housing Act; the California Workers’ Compensation Act; and the California Labor Code, including, but not limited to, Labor Code Sections 1400-1408;

(e) any and all claims for violation of the federal, or any state, constitution;

(f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;

(g) any claim for any loss, cost, damage, or expense arising out of any dispute over the non-withholding or other tax treatment of any of the proceeds received by Employee as a result of this Supplemental Agreement; and

(h) any and all claims for attorneys’ fees and costs.

Employee acknowledges and agrees that any material breach by Employee of this paragraph 6 or of Employee’s obligations under paragraphs 4, 7, 8, 9, 11, 12 or 13 hereof or any material breach of any material provision of the NDA Agreement, shall constitute a material breach of this Supplemental Agreement, and shall entitle the Company immediately to recover the consideration provided to Employee by this Supplemental Agreement, except as provided by law.

The Company and Employee agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Supplemental Agreement or any Company obligations or amounts unpaid under the Transition Agreement and Release, the Indemnification Agreement or the indemnification provisions of Delaware law.

7. Acknowledgement of Waiver of Claims Under ADEA. Employee acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Supplemental Agreement. Employee acknowledges that the consideration given for this Supplemental Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that:

(a) he should consult with an attorney prior to executing this Supplemental Agreement;

(b) he has twenty-one (21) days within which to consider this Supplemental Agreement;

(c) he has seven (7) days following his execution of this Supplemental Agreement to revoke this Supplemental Agreement;

(d) this Supplemental Agreement shall not be effective until the revocation period has expired; and

(e) nothing in this Supplemental Agreement prevents or precludes Employee from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs from doing so, unless specifically authorized by federal law.

8. Civil Code Section 1542. Employee represents that he is not aware of any claim by him against any of the Releasees other than the claims that are released by this Supplemental Agreement. Employee acknowledges that he has had the opportunity to be advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

9. No Pending or Future Lawsuits. Employee represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any of the Releasees. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any of the Releasees, except as necessary to enforce his rights under this Supplemental Agreement and the Transition and Release Agreement.

10. No Application for Employment. Employee understands and agrees that, as a condition of this Supplemental Agreement, he shall not be entitled to any employment with the Company, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Employee further agrees that he will not apply for employment with the Company.

11. Mutual Confidentiality. The Parties acknowledge that their agreement to keep the contents of, terms and conditions of, and the consideration for this Supplemental Agreement confidential was a material factor on which all parties relied in entering into this Supplemental Agreement. Except as permitted herein, the Parties hereto agree to maintain in confidence the existence of this Supplemental Agreement, the contents, terms and conditions of this Supplemental Agreement, and the consideration for this Supplemental Agreement (hereinafter collectively referred to as “Settlement Information”). The Parties may also disclose, on a reasonable “need to know” basis the contents of, terms and conditions of, and the consideration for this Supplemental Agreement: a) to immediate family; b) to legal and/or other professional advisors, or Company personnel necessary to implement the Supplemental Agreement (as determined by the Company in its sole discretion); c) to enforce (or defend against asserted claims of) breaches of this Supplemental Agreement; or d) as required by law (e.g., by subpoena or for tax disclosures) or pursuant to Court order. Except as to the latter two categories, such recipients of Settlement Information shall also be informed of the confidentiality requirements contained herein. Each Party hereto otherwise agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to other third parties, and agrees that there will be no other publicity, directly or indirectly, concerning any Settlement Information. In the event of a disclosure under Section 11(iv) above, no continuing obligation of confidentiality shall apply with respect to the information that was disclosed under Section 11(iv) above.

12. No Cooperation. Employee agrees not to act in any manner that might damage the business of the Company. Employee further agrees that he will not knowingly encourage, counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so. Employee agrees to use diligent, reasonable and good faith efforts both to promptly notify the Company upon receipt of any such subpoena or court order, and to furnish, within three (3) days of its receipt, a copy of such subpoena or court order to the Company. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that he cannot provide counsel or assistance.

13. Non-Disparagement. Employee agrees to refrain from any defamation, libel or slander of the Releasees, and any tortious interference with the contracts, relationships and prospective economic advantage of the Releasees. Company, its officers and the members of its board of directors agree to refrain from any defamation, libel or slander of Employee. Employee agrees that he shall direct all inquiries by potential future employers to the Company’s Human Resources Department for references from the Company. Upon inquiry, the Company shall only confirm the following: Employee’s last position held and dates of employment, final compensation and any other information and/or documentation legally required to be disclosed.

14. Attorneys’ Fees. In the event that either Party brings an action to enforce or effect its rights under this Supplemental Agreement, the prevailing Party shall be entitled to recover its reasonable costs and expenses, including the costs of mediation, arbitration, litigation, court fees and reasonable attorneys’ fees incurred in connection with such an action.

15. No Admission of Liability. Employee understands and acknowledges that this Supplemental Agreement constitutes a compromise and settlement of any and all potential disputed claims. No action taken by the Company hereto, either previously or in connection with this Supplemental Agreement, shall be deemed or construed to be: (a) an admission of the truth or falsity of any potential claims; or (b) an acknowledgment or admission by the Company of any fault or liability whatsoever to Employee or to any third party.

16. Costs. The Parties shall each bear their own costs, attorneys’ fees and other fees incurred in connection with the preparation of this Supplemental Agreement.

17. Arbitration. The Parties agree that any and all disputes arising out of the terms of this Supplemental Agreement, their interpretation, and any of the matters herein released, shall be subject to binding arbitration in Santa Clara County before the American Arbitration Association, under its National Rules for the Resolution of Employment Disputes and California law. The arbitrator may grant injunctions and other relief in such disputes. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. The Parties agree that the prevailing party in any arbitration shall be entitled to injunctive relief in any court of competent jurisdiction to enforce the arbitration award. The Parties hereby agree to waive their right to have any dispute between them resolved in a court of law by a judge or jury.

18. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Supplemental Agreement. Employee represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Supplemental Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.

19. No Representations. Each Party represents that it has consulted with an attorney, and has carefully read and understands the scope and effect of the provisions of this Supplemental Agreement. In entering into this Supplemental Agreement, neither Party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Supplemental Agreement.

20. Severability. In the event that any provision, or any portion thereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby, and the parties shall substitute for the affected portion an enforceable provision which closest approximates the intent and effect thereof.

21. Entire Agreement. This Supplemental Agreement, the Transition Agreement and Release, the Employment Agreement, Indemnification Agreement, Stock Option Agreements and the NDA Agreement represent the entire agreement and understanding between the Company and Employee concerning the subject matter of this Supplemental Agreement and Employee’s employment with and separation from the Company and the events leading thereto and associated therewith, and supersede and replace any and all prior agreements and understandings between the Parties concerning the subject matter of this Supplemental Agreement and Employee’s relationship with the Company.

22. No Waiver. The failure of the Company to insist upon the performance of any of the terms and conditions in this Supplemental Agreement, or the failure to prosecute any breach of any of the terms and conditions of this Supplemental Agreement, shall not be construed thereafter as a waiver of any such terms or conditions. This entire Supplemental Agreement shall remain in full force and effect as if no such forbearance or failure of performance had occurred.

23. No Oral Modification. This Supplemental Agreement may only be amended in a writing signed by Employee and either the Executive Vice President, General Counsel & Secretary of the Company or the CEO.

24. Governing Law. This Supplemental Agreement shall be construed, interpreted, governed, and enforced in accordance with California law, without regard to choice-of-law provisions. Both parties consent to personal and exclusive jurisdiction and venue in California.

25. Effective Date. This Supplemental Agreement is effective after both parties have signed it and after seven (7) days have passed since Employee has signed the Supplemental Agreement (the “Effective Date”). Each party has seven days after that party signs the Supplemental Agreement to revoke it. Revocation must be made in writing delivered no later than seven days after execution, and if by employee, must be delivered to the Executive Vice President, General Counsel & Secretary for the Company.

26. Counterparts; Facsimile. This Supplemental Agreement may be executed in counterparts and by facsimile, and each counterpart and facsimile shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. A signature shall be treated as a fully enforceable signature hereto upon receipt by facsimile or mail by the other Party.

27. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payments provided to Employee or made on his behalf under the terms of this Supplemental Agreement. Employee agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the payments made hereunder by the Company and any penalties or assessments thereon. Employee further agrees to indemnify and hold the Company harmless from any claims, demands, deficiencies, penalties, interest, assessments, executions, judgments, or recoveries by any government agency against the Company for any amounts claimed due on account of: (a) Employee’s failure to pay or the Company’s failure to withhold, or Employee’s delayed payment of, federal or state taxes; or (b) damages sustained by the Company by reason of any such claims, including attorneys’ fees and costs.

28. Voluntary Execution of Agreement. This Supplemental Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Supplemental Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Supplemental Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Supplemental Agreement and of the releases it contains; and

(d) They are fully aware of the legal and binding effect of this Supplemental Agreement.

IN WITNESS WHEREOF, the Parties have executed this Supplemental Agreement on the respective dates set forth below.

TIBCO SOFTWARE INC.

Dated:	By:
William R. Hughes
EVP, General Counsel & Secretary

CHRIS O’MEARA, an individual

Dated:
Chris O’Meara